Exhibit 99.4



                                                                MORGAN STANLEY



------------------------------------------------------------------------------------------------------------
Date:   February 28, 2006

To:     Morgan Stanley Mortgage Loan Trust 2006-3AR     From:      Morgan Stanley Capital Services Inc.

Attn:   Wells Fargo Bank, National Association          Contact:   Kelvin Borre
        9062 Old Annapolis Road
        Columbia, MD 21045
        Attention:  Client Manager, MSM 2006-3AR

Fax:    (410) 715-4513                                  Fax:       (212) 507-3837

Tel:    (410) 884-2000                                  Tel:       (212) 761-1426
------------------------------------------------------------------------------------------------------------

Re: Cap Ref. No. KQBCS, Class 1-A-1, Class 1-A-2 and Class 1-A-3

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-3AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of February 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                       Morgan Stanley Capital Services Inc.

Party A Credit Support:        Payments guaranteed by Morgan Stanley

Party B:                       Morgan Stanley Mortgage Loan Trust 2006-3AR

Trade Date:                    February 23, 2006

Notional Amount:               See Schedule A attached hereto

Effective Date:                March 25, 2006

Termination Date:              November 25, 2014

                                                                MORGAN STANLEY


Fixed Amounts:
--------------
   Fixed Amount Payer:                         Party B

   Fixed Amount Payer Payment Date:            February 27, 2006

   Fixed Amount:                               USD $1,059,000 (Party A hereby acknowledges receipt of payment in full of this amount)
Floating Amounts:
-----------------

   Floating Amount:                            The product of (a) the Floating Rate, (b) the Floating Rate Day
                                               Count Fraction, (c) the "Notional Amount" (as set forth in
                                               Schedule A hereto for the related Floating Rate Payer Payment
                                               Date) and (d) the "Multiplier" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End Date).

   Floating Rate Payer:                        Party A

   Strike Rate:                                For the Calculation Period related to a Floating Rate Payer
                                               Payment Date, the "Strike Rate" (as set forth in Schedule A hereto for such Floating Rate Payer Period End Date).

   Floating Rate Payer Payment Dates:          Early Payment -- For each Calculation Period, the first
                                               Business Day prior to each Floating Rate Payer Period End Date.

   Floating Rate Payer Period End Date(s):     The 25th of each month in each year from (and including) April
                                               25, 2006 to (and including) the Termination Date with no
                                               adjustment to Period End Dates.

                                               For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but excluding
                                               April 25, 2006 and that the final Calculation Period will
                                               accrue from and including October 25, 2014 to but excluding the
                                               Termination Date.

   Floating Rate:                              For the Calculation Period related to a Floating Rate Payer
                                               Payment Date, the excess, if any, of (x) the lesser of (a)
                                               USD-LIBOR-BBA with a Designated Maturity of 1 month and (b) the
                                               "Ceiling Rate" (as set forth in Schedule A hereto for the
                                               related Floating Rate Payer Period End Date) over (y) the
                                               Strike Rate.

   Floating Rate Day Count Fraction:           30/360

   Reset Dates:                                The first day of Each Calculation Period.

   Compounding:                                Inapplicable

   Business Days:                              New York



                                                     -2-

                                                                MORGAN STANLEY


   Calculation Agent:                          Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                               Reference Market-maker to act as Calculation Agent.

      3. Account Details:

Payments to Party A:                           Citibank, New York
                                               ABA No. 021 000 089
                                               For: Morgan Stanley Capital Services Inc.
                                               Account No. 4072 4601

perations Contact:                             Jean Barnum
                                               Tel 212 761-2630
                                               Fax 410 534-1431

Payments to Party B:                           Wells Fargo Bank, National Association
                                               ABA No. 121-000-248
                                               Account Name: Corporate Trust Clearing
                                               Account No. 3970771416 for further credit to 50896101,
                                               MSM 2006-3AR
                                               Ref: MSM 2006-3AR, Class 1-A-1, Class 1-A-2 and Class 1-A-3.

      4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)   "Termination Currency" means United States Dollars.

(f)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax

                                                                MORGAN STANLEY


      from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in
      Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event

                                                                MORGAN STANLEY


            that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

      (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                MORGAN STANLEY


      (m)   Addresses for Notices. For the purpose of Section 12(a):

            (i)   Address for notices or communications to Party A:

                  Morgan Stanley Capital Services Inc.
                  1585 Broadway, 3rd Floor
                  New York, New York 10036
                  Attention: Chief Legal Officer

                  Facsimile No.: 212-507-4622

            (ii)  Address for notices or communications to Party B:

                  Address: Wells Fargo Bank, National Association 9062 Old Annapolis Road
                               Columbia, Maryland 21045

                  Attention:   Client Manager - MSM 2006-3AR

                  Facsimile No.: (410) 715-2380  Telephone No.: (410) 884-2000

      (n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

      (o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

      (p) Obligations. Section 2 is amended by adding the following to the end thereof:

            "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

      (q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either
            (A) (a) provide the financial data required by Item 1115(b)(1) or
            (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

            It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                MORGAN STANLEY


            Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

            As used in this Agreement the following words shall have the following meanings:

            "Depositor" shall mean Morgan Stanley Capital I Inc.

            "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

            "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

            "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered Certificates.

            "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:  /s/ David N. Moore
    --------------------------------
      Name:  David N. Moore
      Title: Vice President





WELLS FARGO BANK, NATIONAL ASSOCIATION,
      acting not in its individual capacity
      but solely as Securities Administrator
      on behalf of MORGAN STANLEY
      MORTGAGE LOAN TRUST 2006-3AR


By: /s/ Darron C. Woodus
    --------------------------------
      Name:  Darron C. Woodus
      Title: Assistant Vice President

                                                                MORGAN STANLEY


                                  Schedule A
                   Class 1-A-1, Class 1-A-2 and Class 1-A-3

                          Interest Rate Cap Schedule

         Floating Rate           Notional
             Payer                Amount                   Strike    Ceiling
        Period End Date             ($)       Multiplier   Rate (%)  Rate (%)
   -------------------------     ----------   ----------   --------  --------

   April 25, 2006...........   3,602,313.13    100.00       5.770     11.230
   May 25, 2006.............   3,527,139.02    100.00       5.821     11.230
   June 25, 2006............   3,452,295.98    100.00       5.841     11.230
   July 25, 2006............   3,377,777.50    100.00       5.929     11.230
   August 25, 2006..........   3,303,579.98    100.00       5.965     11.230
   September 25, 2006.......   3,229,713.16    100.00       5.986     11.230
   October 25, 2006.........   3,156,178.20    100.00       5.988     11.230
   November 25, 2006........   3,082,981.16    100.00       5.992     11.230
   December 25, 2006........   3,010,139.34    100.00       6.194     11.230
   January 25, 2007.........   2,938,281.99    100.00       6.234     11.230
   February 25, 2007........   2,867,992.80    100.00       6.240     11.230
   March 25, 2007...........   2,799,275.51    100.00       6.239     11.230
   April 25, 2007...........   2,732,093.38    100.00       6.241     11.230
   May 25, 2007.............   2,666,411.92    100.00       6.246     11.230
   June 25, 2007............   2,602,195.48    100.00       6.245     11.230
   July 25, 2007............   2,539,412.93    100.00       6.285     11.230
   August 25, 2007..........   2,478,032.00    100.00       6.291     11.230
   September 25, 2007.......   2,418,022.10    100.00       6.297     11.230
   October 25, 2007.........   2,359,353.73    100.00       6.297     11.230
   November 25, 2007........   2,301,994.39    100.00       6.322     11.230
   December 25, 2007........   2,245,915.39    100.00       6.518     11.230
   January 25, 2008.........   2,191,155.82    100.00       6.564     11.230
   February 25, 2008........   2,137,615.45    100.00       6.592     11.230
   March 25, 2008...........   2,085,268.27    100.00       6.594     11.230
   April 25, 2008...........   2,034,086.81    100.00       6.593     11.230
   May 25, 2008.............   1,984,043.73    100.00       6.599     11.230
   June 25, 2008............   1,935,113.72    100.00       6.602     11.230
   July 25, 2008............   1,887,271.79    100.00       6.646     11.230
   August 25, 2008..........   1,840,494.35    100.00       6.673     11.230
   September 25, 2008.......   1,794,758.00    100.00       6.690     11.230
   October 25, 2008.........   1,750,039.87    100.00       6.690     11.230
   November 25, 2008........   1,706,316.18    100.00       6.877     11.230
   December 25, 2008........   1,663,550.73    100.00       7.084     11.230
   January 25, 2009.........   1,624,406.22    100.00       7.185     11.230
   February 25, 2009........   1,586,158.81    100.00       7.224     11.230
   March 25, 2009...........   1,548,788.69    100.00       6.669     11.230
   April 25, 2009...........   1,514,821.90    100.00       6.657     11.230
   May 25, 2009.............   1,481,607.23    100.00       6.653     11.230
   June 25, 2009............   1,449,128.09    100.00       6.645     11.230
   July 25, 2009............   1,417,368.10    100.00       6.644     11.230
   August 25, 2009..........   1,386,311.21    100.00       6.639     11.230
   September 25, 2009.......   1,355,941.47    100.00       6.627     11.230
   October 25, 2009.........   1,326,243.33    100.00       6.618     11.230
   November 25, 2009........   1,297,202.08    100.00       6.609     11.230
   December 25, 2009........   1,268,802.76    100.00       6.595     11.230
   January 25, 2010.........   1,241,031.37    100.00       6.596     11.230
   February 25, 2010........   1,213,873.80    100.00       6.592     11.230
   March 25, 2010...........   1,187,316.25    100.00       6.583     11.230
   April 25, 2010...........   1,161,345.20    100.00       6.575     11.230
   May 25, 2010.............   1,135,947.65    100.00       6.566     11.230
   June 25, 2010............   1,111,110.80    100.00       6.559     11.230
   July 25, 2010............   1,086,822.16    100.00       6.549     11.230
   August 25, 2010..........   1,063,069.47    100.00       6.537     11.230
   September 25, 2010.......   1,039,840.10    100.00       6.534     11.230
   October 25, 2010.........   1,017,122.44    100.00       6.522     11.230
   November 25, 2010........     994,905.84    100.00       6.815     11.230
   December 25, 2010........     973,177.70    100.00       6.907     11.230
   January 25, 2011.........     951,937.03    100.00       8.908     11.230

                                                                MORGAN STANLEY


         Floating Rate           Notional
             Payer                Amount                  Strike    Ceiling
        Period End Date             ($)       Multiplier   Rate (%)  Rate (%)
   -------------------------     ----------   ----------   --------  --------
   February 25, 2011........     931,155.20    100.00       9.017     11.230
   March 25, 2011...........     910,828.31    100.00       9.042     11.230
   April 25, 2011...........     890,949.08    100.00       9.036     11.230
   May 25, 2011.............     871,507.48    100.00       9.029     11.230
   June 25, 2011............     852,493.76    100.00       9.023     11.230
   July 25, 2011............     833,898.44    100.00       9.016     11.230
   August 25, 2011..........     815,712.21    100.00       9.009     11.230
   September 25, 2011.......     797,925.99    100.00       9.002     11.230
   October 25, 2011.........     780,530.88    100.00       8.996     11.230
   November 25, 2011........     763,518.20    100.00       8.989     11.230
   December 25, 2011........     746,879.47    100.00       8.982     11.230
   January 25, 2012.........     730,606.42    100.00       8.976     11.230
   February 25, 2012........     714,690.89    100.00       8.969     11.230
   March 25, 2012...........     699,124.98    100.00       8.962     11.230
   April 25, 2012...........     683,900.92    100.00       8.955     11.230
   May 25, 2012.............     669,011.13    100.00       8.949     11.230
   June 25, 2012............     654,448.20    100.00       8.942     11.230
   July 25, 2012............     640,204.90    100.00       8.935     11.230
   August 25, 2012..........     626,274.14    100.00       8.928     11.230
   September 25, 2012.......     612,648.99    100.00       8.922     11.230
   October 25, 2012.........     599,322.69    100.00       8.915     11.230
   November 25, 2012........     586,288.62    100.00       8.908     11.230
   December 25, 2012........     573,540.31    100.00       8.901     11.230
   January 25, 2013.........     561,071.44    100.00       8.894     11.230
   February 25, 2013........     548,875.83    100.00       8.887     11.230
   March 25, 2013...........     536,947.42    100.00       8.881     11.230
   April 25, 2013...........     525,280.31    100.00       8.874     11.230
   May 25, 2013.............     513,868.73    100.00       8.867     11.230
   June 25, 2013............     502,707.01    100.00       8.860     11.230
   July 25, 2013............     491,789.65    100.00       8.853     11.230
   August 25, 2013..........     481,111.24    100.00       8.846     11.230
   September 25, 2013.......     470,666.50    100.00       8.840     11.230
   October 25, 2013.........     460,450.27    100.00       8.833     11.230
   November 25, 2013........     450,457.50    100.00       8.826     11.230
   December 25, 2013........     440,683.26    100.00       8.819     11.230
   January 25, 2014.........     431,122.73    100.00       8.812     11.230
   February 25, 2014........     421,771.19    100.00       8.805     11.230
   March 25, 2014...........     412,624.02    100.00       8.798     11.230
   April 25, 2014...........     403,676.73    100.00       8.792     11.230
   May 25, 2014.............     394,924.90    100.00       8.785     11.230
   June 25, 2014............     386,364.23    100.00       8.778     11.230
   July 25, 2014............     377,990.49    100.00       8.771     11.230
   August 25, 2014..........     369,799.57    100.00       8.764     11.230
   September 25, 2014.......     361,787.45    100.00       8.757     11.230
   October 25, 2014.........     353,950.18    100.00       8.750     11.230
   November 25, 2014........     346,283.90    100.00       8.743     11.230
   December 25, 2014
     and thereafter.........           0.00    100.00       N/A        N/A

                                                                MORGAN STANLEY



----------------------------------------------------------------------------------------------------------------
Date:      February 28, 2006

To:        Morgan Stanley Mortgage Loan Trust 2006-3AR      From:     Morgan Stanley Capital Services Inc.

Attn:      Wells Fargo Bank, National Association           Contact:  Kelvin Borre
           9062 Old Annapolis Road
           Columbia, MD 21045
           Attention:  Client Manager, MSM 2006-3AR

Fax:       (410) 715-4513                                   Fax:      (212) 507-3837

Tel:       (410) 884-2000                                   Tel:      (212) 761-1426
----------------------------------------------------------------------------------------------------------------

Re: Cap Ref. No. KQBCU, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-M-9.

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-3AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of February 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                           Morgan Stanley Capital Services Inc.

Party A Credit Support:            Payments guaranteed by Morgan Stanley

Party B:                           Morgan Stanley Mortgage Loan Trust 2006-3AR

Trade Date:                        February 23, 2006

Notional Amount:                   See Schedule A attached hereto

Effective Date:                    March 25, 2006

Termination Date:                  November 25, 2014

                                                                MORGAN STANLEY


Fixed Amounts:
-------------
   Fixed Amount Payer:                         Party B

   Fixed Amount Payer Payment Date:            February 27, 2006

   Fixed Amount:                               USD $100,000 (Party A hereby acknowledges receipt of payment in full of this amount)

Floating Amounts:
----------------

   Floating Amount:                            The product of (a) the Floating Rate, (b) the Floating Rate Day
                                               Count Fraction, (c) the "Notional Amount" (as set forth in
                                               Schedule A hereto for the related Floating Rate Payer Payment
                                               Date) and (d) the "Multiplier" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End Date).

   Floating Rate Payer:                        Party A

   Strike Rate:                                For the Calculation Period related to a Floating Rate Payer
                                               Payment Date, the "Strike Rate" (as set forth in Schedule A hereto for such Floating Rate Payer Period End Date).

   Floating Rate Payer Payment Dates:          Early Payment -- For each Calculation Period, the first
                                               Business Day prior to each Floating Rate Payer Period End Date.

   Floating Rate Payer Period End Date(s):     The 25th of each month in each year from (and including) April
                                               25, 2006 to (and including) the Termination Date with no
                                               adjustment to Period End Dates.

                                               For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but excluding
                                               April 25, 2006 and that the final Calculation Period will
                                               accrue from and including October 25, 2014 to but excluding the
                                               Termination Date.

   Floating Rate:                              For the Calculation Period related to a Floating Rate Payer
                                               Payment Date, the excess, if any, of (x) the lesser of (a)
                                               USD-LIBOR-BBA with a Designated Maturity of 1 month and (b) the
                                               "Ceiling Rate" (as set forth in Schedule A hereto for the
                                               related Floating Rate Payer Period End Date) over (y) the
                                               Strike Rate.

   Floating Rate Day Count Fraction:           30/360

   Reset Dates:                                The first day of Each Calculation Period.

   Compounding:                                Inapplicable

   Business Days:                              New York



                                                     -2-

                                                                MORGAN STANLEY


   Calculation Agent:                          Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                               Reference Market-maker to act as Calculation Agent.

      3. Account Details:

Payments to Party A:                           Citibank, New York
                                               ABA No. 021 000 089
                                               For: Morgan Stanley Capital Services Inc.
                                               Account No. 4072 4601

Operations Contact:                            Jean Barnum
                                               Tel 212 761-2630
                                               Fax 410 534-1431

Payments to Party B:                           Wells Fargo Bank, National Association
                                               ABA No. 121-000-248
                                               Account Name: Corporate Trust Clearing
                                               Account No. 3970771416 for further credit to 50896101,
                                               MSM 2006-3AR
                                               Ref: MSM 2006-3AR, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class
                                               1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and
                                               Class 1-M-9.

      4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)   "Termination Currency" means United States Dollars.

(f)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

                                                                MORGAN STANLEY

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and

                                                                MORGAN STANLEY

            performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

      (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                MORGAN STANLEY

(m)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address:     Wells Fargo Bank, National Association
                         9062 Old Annapolis Road
                         Columbia, Maryland 21045

            Attention:   Client Manager - MSM 2006-3AR

            Facsimile No.: (410) 715-2380  Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

      "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either (A) (a) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

      It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                MORGAN STANLEY

      Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

      As used in this Agreement the following words shall have the following meanings:

      "Depositor" shall mean Morgan Stanley Capital I Inc.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

      "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

      "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered
      Certificates.

      "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:  /s/ David N. Moore
    --------------------------------
      Name:  David N. Moore
      Title: Vice President





WELLS FARGO BANK, NATIONAL ASSOCIATION,
   acting not in its individual capacity
   but solely as Securities Administrator
   on behalf of MORGAN STANLEY
   MORTGAGE LOAN TRUST 2006-3AR


By: /s/ Darron C. Woodus
    --------------------------------
    Name:  Darron C. Woodus
    Title: Assistant VP

                                                                MORGAN STANLEY



                                  Schedule A
                           Junior LIBOR Certificates

                          Interest Rate Cap Schedule


          Floating Rate           Notional
              Payer                Amount                    Strike    Ceiling
         Period End Date             ($)       Multiplier    Rate (%)  Rate (%)
    -------------------------    ----------    ----------    --------  --------

    April 25, 2006...........    190,214.93        100.00     5.330     10.790
    May 25, 2006.............    190,159.60        100.00     5.381     10.790
    June 25, 2006............    190,104.03        100.00     5.401     10.790
    July 25, 2006............    190,048.22        100.00     5.489     10.790
    August 25, 2006..........    189,992.08        100.00     5.525     10.790
    September 25, 2006.......    189,936.09        100.00     5.546     10.790
    October 25, 2006.........    189,880.08        100.00     5.548     10.790
    November 25, 2006........    189,823.82        100.00     5.552     10.790
    December 25, 2006........    189,767.43        100.00     5.754     10.790
    January 25, 2007.........    189,717.87        100.00     5.794     10.790
    February 25, 2007........    189,668.03        100.00     5.800     10.790
    March 25, 2007...........    189,617.99        100.00     5.799     10.790
    April 25, 2007...........    189,567.65        100.00     5.801     10.790
    May 25, 2007.............    189,517.03        100.00     5.806     10.790
    June 25, 2007............    189,465.99        100.00     5.805     10.790
    July 25, 2007............    189,414.64        100.00     5.845     10.790
    August 25, 2007..........    189,363.01        100.00     5.851     10.790
    September 25, 2007.......    189,311.14        100.00     5.857     10.790
    October 25, 2007.........    189,259.16        100.00     5.857     10.790
    November 25, 2007........    189,206.88        100.00     5.882     10.790
    December 25, 2007........    189,154.37        100.00     6.078     10.790
    January 25, 2008.........    189,107.48        100.00     6.124     10.790
    February 25, 2008........    189,060.30        100.00     6.152     10.790
    March 25, 2008...........    189,012.92        100.00     6.154     10.790
    April 25, 2008...........    188,965.30        100.00     6.153     10.790
    May 25, 2008.............    188,917.33        100.00     6.159     10.790
    June 25, 2008............    188,869.01        100.00     6.162     10.790
    July 25, 2008............    188,820.34        100.00     6.206     10.790
    August 25, 2008..........    188,771.40        100.00     6.233     10.790
    September 25, 2008.......    188,722.23        100.00     6.250     10.790
    October 25, 2008.........    188,672.90        100.00     6.250     10.790
    November 25, 2008........    188,623.29        100.00     6.437     10.790
    December 25, 2008........    188,571.82        100.00     6.644     10.790
    January 25, 2009.........    186,478.71        100.00     6.745     10.790
    February 25, 2009........    184,409.14        100.00     6.784     10.790
    March 25, 2009...........    182,362.91        100.00     6.783     10.790
    April 25, 2009...........    178,363.47        100.00     6.781     10.790
    May 25, 2009.............    174,452.59        100.00     6.785     10.790
    June 25, 2009............    170,628.32        100.00     6.785     10.790
    July 25, 2009............    166,888.73        100.00     6.787     10.790
    August 25, 2009..........    163,231.92        100.00     6.788     10.790
    September 25, 2009.......    159,656.01        100.00     6.786     10.790
    October 25, 2009.........    156,159.19        100.00     6.784     10.790
    November 25, 2009........    152,739.72        100.00     6.781     10.790
    December 25, 2009........    149,395.82        100.00     6.781     10.790
    January 25, 2010.........    146,125.87        100.00     6.785     10.790
    February 25, 2010........    142,928.19        100.00     6.787     10.790
    March 25, 2010...........    139,801.15        100.00     6.784     10.790
    April 25, 2010...........    136,743.18        100.00     6.781     10.790
    May 25, 2010.............    133,752.73        100.00     6.779     10.790
    June 25, 2010............    130,828.30        100.00     6.777     10.790
    July 25, 2010............    127,968.43        100.00     6.775     10.790
    August 25, 2010..........    125,171.65        100.00     6.772     10.790
    September 25, 2010.......    122,436.50        100.00     6.775     10.790
    October 25, 2010.........    119,761.60        100.00     6.774     10.790
    November 25, 2010........    117,145.69        100.00     6.995     10.790
    December 25, 2010........    114,587.30        100.00     7.080     10.790
    January 25, 2011.........    112,086.31        100.00     8.468     10.790

                                                                MORGAN STANLEY


          Floating Rate           Notional
              Payer                Amount                    Strike    Ceiling
         Period End Date             ($)       Multiplier    Rate (%)  Rate (%)
    -------------------------    ----------    ----------    --------  --------

    February 25, 2011........    109,639.34        100.00     8.577     10.790
    March 25, 2011...........    107,245.94        100.00     8.602     10.790
    April 25, 2011...........    104,905.25        100.00     8.596     10.790
    May 25, 2011.............    102,616.09        100.00     8.589     10.790
    June 25, 2011............    100,377.31        100.00     8.583     10.790
    July 25, 2011............     98,187.79        100.00     8.576     10.790
    August 25, 2011..........     96,046.45        100.00     8.569     10.790
    September 25, 2011.......     93,952.20        100.00     8.562     10.790
    October 25, 2011.........     91,904.00        100.00     8.556     10.790
    November 25, 2011........     89,900.84        100.00     8.549     10.790
    December 25, 2011........     87,941.70        100.00     8.542     10.790
    January 25, 2012.........     86,025.62        100.00     8.536     10.790
    February 25, 2012........     84,151.64        100.00     8.529     10.790
    March 25, 2012...........     82,318.82        100.00     8.522     10.790
    April 25, 2012...........     80,526.26        100.00     8.515     10.790
    May 25, 2012.............     78,773.05        100.00     8.509     10.790
    June 25, 2012............     77,058.34        100.00     8.502     10.790
    July 25, 2012............     75,381.25        100.00     8.495     10.790
    August 25, 2012..........     73,740.97        100.00     8.488     10.790
    September 25, 2012.......     72,136.67        100.00     8.482     10.790
    October 25, 2012.........     70,567.55        100.00     8.475     10.790
    November 25, 2012........     69,032.85        100.00     8.468     10.790
    December 25, 2012........     67,531.79        100.00     8.461     10.790
    January 25, 2013.........     66,063.64        100.00     8.454     10.790
    February 25, 2013........     64,627.66        100.00     8.447     10.790
    March 25, 2013...........     63,223.15        100.00     8.441     10.790
    April 25, 2013...........     61,849.40        100.00     8.434     10.790
    May 25, 2013.............     60,505.73        100.00     8.427     10.790
    June 25, 2013............     59,191.49        100.00     8.420     10.790
    July 25, 2013............     57,906.02        100.00     8.413     10.790
    August 25, 2013..........     56,648.69        100.00     8.406     10.790
    September 25, 2013.......     55,418.87        100.00     8.400     10.790
    October 25, 2013.........     54,215.95        100.00     8.393     10.790
    November 25, 2013........     53,039.35        100.00     8.386     10.790
    December 25, 2013........     51,888.47        100.00     8.379     10.790
    January 25, 2014.........     50,762.76        100.00     8.372     10.790
    February 25, 2014........     49,661.66        100.00     8.365     10.790
    March 25, 2014...........     48,584.62        100.00     8.358     10.790
    April 25, 2014...........     47,531.12        100.00     8.352     10.790
    May 25, 2014.............     46,500.63        100.00     8.345     10.790
    June 25, 2014............     45,492.65        100.00     8.338     10.790
    July 25, 2014............     44,506.68        100.00     8.331     10.790
    August 25, 2014..........     43,542.24        100.00     8.324     10.790
    September 25, 2014.......     42,598.85        100.00     8.317     10.790
    October 25, 2014.........     41,676.04        100.00     8.310     10.790
    November 25, 2014........     40,773.37        100.00     8.303     10.790
    December 25, 2014
      and thereafter.........          0.00        100.00      N/A        N/A